--------------------------------------------------------------------------------
                                                                     CLOSED END
--------------------------------------------------------------------------------



Alliance World
Dollar Government
Fund II

Annual Report
March 31, 2000



                         AllianceCapital [LOGO](R)
                         The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 11, 2000

Dear Shareholder:

We are pleased to report to you on the strategy, performance and outlook of the Alliance World Dollar Govern ment Fund II for the annual reporting period ended March 31, 2000.

Investment Objective and Policies

The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, high-risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Fund Performance

The following table shows how the Fund performed over the past six-month and 12-month periods ended March 31, 2000. For comparison, we have included the JP Morgan Emerging Markets Bond Index, a standard measure of the performance of a basket of unmanaged emerging market debt securities.


-------------------------------------------------------------------------------
   INVESTMENT RESULTS*
   Periods Ended March 31, 2000
                                                   Total Returns

                                        6 Months                 12 Months
-------------------------------------------------------------------------------
   Alliance
   World Dollar
   Government
   Fund II                               31.66%                   44.16%
-------------------------------------------------------------------------------
   JP Morgan
   Emerging
   Markets
   Bond Index                            19.81%                   23.27%
-------------------------------------------------------------------------------

* The Fund's investment results represent total returns and are based on the net asset value as of March 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The JP Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance World Dollar Government Fund II.

We are pleased to report that the Fund significantly outperformed the benchmark in both the six- and 12-month periods largely as a result of positive security selection. Most significantly, our overweighting of Russian debt, which well outperformed other countries within the index, helped to boost returns. Our holdings in Latin America also contributed positively to performance.

Investment Strategy

During the period under review, we maintained the Fund's allocation in Latin America, however we reallocated individual country exposure. We also reduced the Fund's allocation to Arge ntina and Venezuela and increased our exposure to Brazil because we believe Brazil will receive a credit upgrade within the next 12 months. Additio nally, we added to our Russian holdings as prospects continued to improve there.

Market Overview

The global macroeconomic outlook continues to brighten. The U.S. econ-


-------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

omy grew 7.3% on an annual basis during the final quarter of 1999 and 5.4% during the first quarter of 2000. Consumer spending appears to have accelerated during the first quarter as consumers remain confident. The rise in commodity prices, led by oil, is affecting U.S. inflation as the headline Consumer Price Index reached 3.7% in March on a year-over-year basis, more than double the 1.6% rate in February. With economic activity remaining strong, the U.S. Federal Reserve enacted four rate hikes, moving interest rates to 6.50%.

Europe is enjoying a virtuous circle of falling unemployment, improved consumer confidence and spending, and stronger economic growth. European governments are maintaining fiscal disci pline while adopting business-friendly reforms. Japan is expected to finally grow as corporate restructuring, stimulating public policies and a technology investment boom are supporting a still-fragile economy. Consumer and business spending are accelerating, and a self-sustaining recovery could be under way in Japan late this year. Strength in the developed economies is spilling over to East Asia, Latin America, and emerging Europe. Final ly, the dollar broke through parity with the euro in late January, reaching a high of $0.95 vesus the euro, while trading in a 100-110 range against the yen during the quarter.

Emerging market debt performed well over the period as global economic growth continued to improve. The emerging market debt sector outperformed all other bond market sectors, posting 19.81% (as measured by the JP Morgan Emerging Markets Bond Index--JPM EMBI) during the six-month period. Most individual country returns were positive during the period with Russia posting the largest gains (+122%, as measured by the JPM EMBI). Russia outperformed during the period due to a change in political leadership, higher oil prices, and a favorable debt rescheduling agreement. Other individual outperformers within the index included Ecuador (+40%) and Brazil (+21%).

During the period under review, the high-yield market posted a modest return of 0.77% as measured by the CS First Boston High Yield Index. Liquid ity concerns, rising default rates and mutual fund outflows all contributed to weakness in the high-yield sector during the period. The best performing industry sectors included paper and packaging, communications, technology and cable, while health care, supermarket and drug, retail, consumer and manufacturing were among the worst performing. Double B rated securities outperformed single B rated securities, as excess supply and reduced liquidity caused investors to focus on larger, more liquid securities.

Outlook

In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. We believe that ongoing reforms and a favorable economic backdrop will make the emerging market sector the best performing sector of fixed-income secu rities. Stronger global growth, coupled with recent firming in commodity prices, should continue to provide the environment necessary for emerging countries to further improve their credit profiles.


-------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------
--------------------------------------------------------------------------------

[PHOTO OMITTED]          John D.
                         Carifa

[PHOTO OMITTED]          Wayne D.
                         Lyski


Portfolio Manager, Wayne D. Lyski, oversees fixed-income investment at Alliance and manages assets in both domestic and international markets.
Mr. Lyski has over 26 years of investment experience.
--------------------------------------------------------------------------------

Emerging European countries are enjoying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis. We forecast a 3.5% growth for this region in 2000. With improving global growth and liquidity conditions, we expect East Asian growth to reach 6.5% in 2000, following a similar pace in 1999. Labor market conditions are improving, boosting consumer spending, while export earnings are driving investment expenditures. The Latin American region will continue its recovery momentum, as we look for this region to head toward 4% growth with moderate inflation over the next year.

The underlying fundamentals of a growing economy, low inflation and relatively low (though trending upwards) interest rates remain supportive of high yield. Another strong year in the equity markets could engender some rebalancing of portfolios in 2000 toward fixed-income, and high-yield in particular, thereby improving demand. We currently view the high-yield market relatively cheap compared to other fixed-income sectors and expect the high-yield sector to perform well over a medium to longer-term time horizon.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                            [BAR CHART OMITTED]

       Alliance World Dollar Government Fund II--Yearly Periods Ended 3/31
-------------------------------------------------------------------------------
                   Alliance World Dollar           JP Morgan Emerging
                    Government Fund II             Markets Bond Index
-------------------------------------------------------------------------------
   3/31/94*                  -5.07                         -4.18
   3/31/95                  -10.19                        -11.18
   3/31/96                   40.36                         48.83
   3/31/97                   31.15                         31.05
   3/31/98                   23.48                         20.61
   3/31/99                  -28.44                        -10.99
   3/31/00                   44.16                         23.27

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The JP Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance World Dollar Government Fund II.

* Fund returns for the period ended 3/31/94 are from the Fund's inception date of 7/28/93 through 3/31/94. Benchmark returns for the period ended 3/31/94 are from 7/31/93 through 3/31/94.


-------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
March 31, 2000

INCEPTION DATE              PORTFOLIO STATISTICS
(Class A Shares)            Assets ($mil): $843.4
7/28/93

SECURITY TYPE

67.32% Sovereign Debt Obligations
18.76% Time Deposit
 6.27% Brady Bonds
 6.05% Yankee Bonds                       [PIE CHART OMITTED]
 1.44% Loan Participation & Assignments
 0.16% Common Stock

COUNTRY BREAKDOWN

18.92% United States
16.26% Russia
15.95% Brazil
15.01% Mexico
 8.05% Argentina
 4.70% Philippines
 3.90% Panama                            [PIE CHART OMITTED]
 3.86% Turkey
 3.80% Bulgaria
 2.82% Columbia
 2.43% Peru
 1.44% Algeria
 1.06% Venezuela
 0.99% Malaysia
 0.78% Hong Kong
 0.03% Nigeria

All data as of March 31, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


-------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2000

                                                                                 Principal
                                                                                    Amount
                                                                                     (000)                U.S. $ Value
----------------------------------------------------------------------------------------------------------------------
Sovereign Debt Obligations-85.6%

Other Sovereign Debt Obligations-76.8%
Argentina-9.2%
Republic of Argentina
   9.75%, 9/19/27(a) ......................................................       $ 39,000               $  33,590,700
   12.125%, 2/25/19(a) ....................................................         42,850                  43,889,113
                                                                                                         -------------
                                                                                                            77,479,813
                                                                                                         -------------
Brazil-16.0%
Republic of Brazil
   10.125%, 5/15/27(a) ....................................................         50,000                  40,500,000
   12.25%, 3/6/30 .........................................................         97,500                  94,233,750
                                                                                                         -------------
                                                                                                           134,733,750
                                                                                                         -------------
Colombia-3.2%
Republic of Colombia
   8.625%, 4/01/08 ........................................................          4,715                   3,925,238
   9.75%, 4/23/09 .........................................................         25,700                  23,166,000
                                                                                                         -------------
                                                                                                            27,091,238
                                                                                                         -------------
Mexico-14.5%
United Mexican States Global Bond
   10.375%, 2/17/09(b) ....................................................         56,000                  60,522,000
   11.375%, 9/15/16 .......................................................         52,000                  61,490,000
                                                                                                         -------------
                                                                                                           122,012,000
                                                                                                         -------------
Panama-4.4%
Republic of Panama
   8.875%, 9/30/27 ........................................................         10,000                   8,850,000
   9.375%, 4/01/29 ........................................................         30,000                  28,650,000
                                                                                                         -------------
                                                                                                            37,500,000
                                                                                                         -------------
Philippines-5.4%
Republic of Philippines
   9.875%, 1/15/19 ........................................................         37,000                  33,947,500
   10.625%, 3/16/25 .......................................................         11,800                  11,287,290
                                                                                                         -------------
                                                                                                            45,234,790
                                                                                                         -------------
Russia-18.5%
Russian Ministry of Finance
   3.00%, 5/14/03 .........................................................         24,000                  12,240,000
Russian Federation WI
   2.25%, 3/31/30(c) ......................................................        165,875                  59,922,344
Russian Federation
   12.75%, 6/24/28(d) .....................................................         99,900                  84,295,620
                                                                                                         -------------
                                                                                                           156,457,964
                                                                                                         -------------


-------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                                                 Principal
                                                                                    Amount
                                                                                     (000)                U.S. $ Value
----------------------------------------------------------------------------------------------------------------------
Turkey-4.4%
Republic of Turkey
   11.875%, 1/15/30 .......................................................       $ 35,000               $  37,143,750
                                                                                                         -------------

Venezuela-1.2%
Republic of Venezuela
   9.25%, 9/15/27 .........................................................         15,467                  10,208,220
                                                                                                         -------------

Total Other Sovereign Debt Obligations
   (cost $615,913,864) ....................................................                                647,861,525
                                                                                                         -------------

Collateralized Brady Bonds(e)-4.4%
Bulgaria-4.3%
Republic of Bulgaria Discount Bonds FRN
   7.063%, 7/28/24 ........................................................         45,500                  36,572,900
                                                                                                         -------------

Nigeria-0.1%
Central Bank of Nigeria Par Bonds
   6.25%, 11/15/20(f) .....................................................            500                     300,000
                                                                                                         -------------

Total Collateralized Brady Bonds
   (cost $35,939,543) .....................................................                                 36,872,900
                                                                                                         -------------

Non-Collateralized Brady Bonds-2.8%
Peru-2.8%
Republic of Peru FLIRB
   3.75%, 3/07/17(c)(d)
   (cost $22,676,597) .....................................................         38,250                  23,428,125
                                                                                                         -------------

Loan Participations & Assignments-1.6%
Algeria-1.6%
Algeria Refinancing Trust FRN Loan Assignment
   Tranche 1
   6.813%, 3/04/06
   (cost $15,814,727) .....................................................         17,273                  13,904,545
                                                                                                         -------------


Total Sovereign Debt Obligations
   (cost $690,344,731) ....................................................                                722,067,095
                                                                                                         -------------

Corporate Debt Obligations-6.9%
Grupo Mexicano de Desarrollo, SA
   8.25%, 2/17/01(g) ......................................................         17,000                   5,100,000
Guangdong Enterprises Holdings
   8.875%, 5/22/07(d)(g) ..................................................         17,850                   7,497,000
MC-Cuernavaca Trust
   9.25%, 7/25/01 .........................................................          3,257                   2,963,542


-------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                                                 Shares or
                                                                                 Principal
                                                                                    Amount
                                                                                     (000)                U.S. $ Value
----------------------------------------------------------------------------------------------------------------------
Mexico City Toluca Toll Road
   11.00%, 5/19/02 ........................................................       $ 21,491               $  14,398,913
Tenaga Nasional Berhad
   7.625%, 4/29/07(d) .....................................................         10,000                   9,541,300
Trikem, SA
   10.625%, 7/24/07(d) ....................................................         23,000                  18,745,000
                                                                                                         -------------

Total Corporate Debt Obligations
   (cost $79,614,994) .....................................................                                 58,245,755
                                                                                                         -------------

Common Stock-0.2%
Pegasus Media & Communications, Inc.(h)
   (cost $35,817) .........................................................         11,282                   1,587,941
                                                                                                         -------------

Time Deposit-21.4%
Bank of New York
   6.25%, 4/03/00
      (cost $180,500,000) .................................................       $180,500                 180,500,000
                                                                                                         -------------

Total Investments-114.1%
   (cost $950,495,542) ....................................................                                962,400,791
Other assets less liabilities-(14.1%) .....................................                               (119,010,812)
                                                                                                         -------------

Net Assets-100% ...........................................................                              $ 843,389,979
                                                                                                         =============

(a) Securities, or portions thereof, with an aggregate market value of $92,013,489, have been segregated to collateralize reverse repurchase agreements.

(b)   Security trades with warrants expiring on February 17, 2009.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2000.

(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, these securities amounted to $143,507,045 or 17.02% of net assets.

(e) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(f)   Security trades with warrants expiring November 15, 2020.

(g)   Security is in default and is non-income producing.

(h)   Non-income producing security.
      Glossary of Terms:
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.
      WI    - When Issued.
      See notes to financial statements.


-------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2000

Assets
Investments in securities, at value
   (cost $950,495,542) .....................................    $   962,400,791
Cash .......................................................             93,387
Receivable for investment securities sold ..................         83,047,169

Interest receivable ........................................         18,326,897
                                                                ---------------
Total assets ...............................................      1,063,868,244
                                                                ---------------
Liabilities
Reverse repurchase agreements ..............................         94,181,306
Payable for investment securities purchased ................        125,164,733
Advisory fee payable .......................................            733,983
Administrative fee payable .................................            199,770
Interest payable on reverse repurchase agreements ..........             28,659
Accrued expenses ...........................................            169,814
                                                                ---------------
Total liabilities ..........................................        220,478,265
                                                                ---------------
Net Assets .................................................    $   843,389,979
                                                                ---------------
Composition of Net Assets
Capital stock, at par ......................................    $       778,503
Additional paid-in capital .................................      1,048,473,894
Distribution in excess of net investment income ............         (3,669,875)
Accumulated net realized loss on investment
   transactions and swap contracts .........................       (214,097,792)
Net unrealized appreciation on investment transactions .....         11,905,249
                                                                ---------------
                                                                $   843,389,979
                                                                ===============

Net Asset Value Per Share (based on 77,850,368
   shares outstanding) .....................................             $10.83
                                                                         ======

See notes to financial statements.


-------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Endeed March 31, 2000

Investment Income
Interest .............................................                              $ 100,474,072
Expenses
Advisory fee .........................................    $   7,259,138
Administrative fee ...................................        1,088,871
Custodian ............................................          377,350
Audit and legal ......................................          311,287
Printing .............................................          178,993
Transfer agency ......................................          102,552
Registration .........................................           68,647
Directors' fees ......................................           35,726
Miscellaneous ........................................           10,649
                                                           ------------
Total expenses before interest .......................        9,433,213
Interest expense .....................................        1,558,621
                                                           ------------
Total expenses .......................................                                 10,991,834
                                                                                    -------------
Net investment income ................................                                 89,482,238
                                                                                    -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ......................................                                (86,979,313)
Net realized gain on swap contracts ..................                                  5,387,068
Net change in unrealized appreciation/
   depreciation of investment transactions
   and swap contracts ................................                                259,550,920
                                                                                    -------------
Net gain on investment transactions ..................                                177,958,675
                                                                                    -------------
Net Increase in Net Assets
   from Operations ...................................                              $ 267,440,913
                                                                                    =============

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                    Year Ended             Year Ended
                                                                     March 31,              March 31,
                                                                       2000                   1999
                                                                    ----------             ----------
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................................      $  89,482,238         $   89,841,564
Net realized loss on investment
   transactions .............................................        (81,592,245)          (128,009,950)
Net change in unrealized appreciation/
   depreciation of investment transactions
   and swap contracts .......................................        259,550,920           (248,662,309)
                                                                   -------------          -------------
Net increase (decrease) in net assets from
   operations ...............................................        267,440,913           (286,830,695)
Dividends and Distributions to
Shareholders
Dividends from net investment income ........................        (85,169,265)          (108,151,832)
Tax return of capital .......................................         (3,407,497)                   -0-
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock .................................         12,559,183             17,157,886
                                                                   -------------          -------------
Total increase (decrease) ...................................        191,423,334           (377,824,641)
Net Assets
Beginning of year............................................        651,966,645          1,029,791,286
                                                                   -------------          -------------
End of year ...................................                   $  843,389,979         $  651,966,645
                                                                   -------------          -------------

See notes to financial statements.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2000

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated un der the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and ex penses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


-------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax return of capital, resulted in a net decrease in distributions in excess of net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investment transactions and swap contracts. This reclassification had no effect on net assets.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 2000, the Fund reimbursed AFS $5,240, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (exclud ing short-term investments, U.S. government securities and U.S. government agencies) aggregated $1,491,428,184 and $1,510,512,931, respectively, for the year ended
March 31, 2000. There were sales of $72,015,000 and no purchases of U.S. government and government agency obligations for the year ended March 31, 2000.

At March 31, 2000, the cost of investments for federal income tax purposes was $952,342,270. Ac cord ingly, gross unrealized appreciation of investments was $43,885,634 and gross unrealized depreciation of invest ments was $33,827,113, result ing in net un real ized appre cia tion of $10,058,521.

At March 31, 2000, the Fund had a capital loss carryforward of $146,700,849, of which $103,516,115 expires in the year 2007 and $43,184,734 expires in the year 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $65,550,215 during fiscal year 2000. To the extent that the carryover losses are



-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

Swap Agreements

The Fund enters into swaps on sovereign debt obliga tions to protect itself from interest rate fluc tuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at speci fied intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in un realized appreciation of investments and swap contracts.

At March 31, 2000 the Fund did not have any outstanding swap agreements.

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at March 31, 2000, the Adviser owned 7,200 shares. During the years ended March 31, 2000 and 1999, the Fund issued 1,365,986 and 1,993,779 shares, respectively, in con nection with the Fund's dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of year end March 31, 2000, the Fund had entered into the following reverse repurchase agreements:

     Amount               Broker           Interest Rate          Maturity
  ------------      ------------------     -------------       --------------

  $ 45,376,068      Merrill Lynch & Co.       5.50%            April 12, 2000
  $ 43,523,438      Merrill Lynch & Co.       5.80%            April 14, 2000
  $  5,281,800      JP Morgan & Co.           5.80%            April 14, 2000


-------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended March 31, 2000, the maximum amount of reverse repurchase agreements outstand ing was $220,067,400, the average amount out stand ing was approximate ly $83,576,777, and the daily weighted average interest rate was 5.32%.

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout the Each Year

                                                                           Year Ended March 31,
                                             2000              1999               1998               1997              1996
                                         ------------------------------------------------------------------------------------
Net asset value,
   beginning of year ..........            $  8.52           $ 13.82            $ 13.77           $  11.96            $9.53
                                         ------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment income .........               1.16(a)           1.20(a)            1.30(a)            1.21             1.25(a)
Net realized and unrealized
   gain (loss) on investments
   and swap contracts .........               2.29             (5.06)              1.70               2.32             2.49
                                         ------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .................               3.45             (3.86)              3.00               3.53             3.74
                                         ------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..........              (1.10)            (1.44)             (1.42)             (1.21)           (1.25)
Distributions in excess of net
   investment income ..........                 -0-               -0-                -0-              (.51)            (.06)
Tax return of capital .........               (.04)               -0-                -0-                -0-              -0-
Distributions from net realized
   gain on investments ........                 -0-               -0-             (1.53)                -0-              -0-
                                         ------------------------------------------------------------------------------------
Total dividends and
   distributions ..............              (1.14)            (1.44)             (2.95)             (1.72)           (1.31)
                                         ------------------------------------------------------------------------------------
Net asset value,
   end of year ................            $ 10.83            $ 8.52             $13.82             $13.77           $11.96
                                         ====================================================================================
Market value,
   end of year ................            $ 9.188            $9.375             $13.75            $13.375          $12.375
                                         ====================================================================================
Total Return
Total investment return
   based on:(b)
   Market value ...............              11.15%           (20.95)%            26.49%             23.11%          33.51%
   Net asset value ............              44.16%           (28.44)%            23.48%             31.15%          40.48%
Ratios/Supplemental Data
Net assets, end of year
   (000's omitted) ............           $843,390          $651,967         $1,029,791           $991,503         $860,842
Ratio of expenses to
   average net assets .........               1.51%             1.31%              1.26%              1.29%            1.30%
Ratio of expenses to average
   net assets, excluding
   interest expense ...........               1.30%             1.31%              1.26%              1.29%            1.30%
Ratio of net investment
   income to average
   net assets .................              12.33%            11.89%              8.92%              8.92%           10.99%
Portfolio turnover rate ....                   217%              262%               327%               257%             395%

See footnote summary on page 17.


-------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

------------------
AUDITOR'S REPORT
------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors Alliance World Dollar
Government Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsi bility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
May 10, 2000


-------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distri bution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


-------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II O 19

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The Alliance World Dollar Gov ernment Fund II was held on March 28, 2000. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                            Abstain/
                                                                            Authority
                                                             Voted For      Withheld
-----------------------------------------------------------------------------------------
1. To elect directors: Class Three Directors
                       (terms expire in 2003)
                       John D. Carifa                       68,979,033      1,089,319
                       Ruth Block                           68,970,249      1,089,104
                       Robert C. White                      68,970,870      1,097,482


                                                                               Abstain/
                                                                  Voted        Authority
                                                 Voted For       Against       Withheld
-----------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the
   Fund's fiscal year ending March 31, 2000:    69,116,642       394,391        557,319


-------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Governments or corporations issue bonds when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities consumer price index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

credit rating

Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to assess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

current yield

The ratio of interest to the current market price of the bond, expressed as a percentage.

equity

Another term for stock.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

long-term debt

Loans and obligations with a maturity greater than one year.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector

Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II O 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management ex perience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional in

All information on Alliance Capital is as of 3/31/00.


-------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                             ------------------
                                                             BOARD OF DIRECTORS
                                                             ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent,
Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

-------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Alliance World Dollar Government
Fund II
Summary of General Information

The Fund

Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt and U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent orga nizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
                                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105








AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used
under license from the owner, Alliance
Capital Management L.P.

WDGIISR300